UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

MULLEN AUTOMOTIVE INC.

(Name of registrant as specified in its charter)
N/A

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

MULLEN AUTOMOTIVE INC.
1405 Pioneer Street
Brea, California 92821
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on December 15, 2023
9:30 A.M. (Pacific Time)
To Our Stockholders:
You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of MULLEN AUTOMOTIVE INC. (“Mullen,” “we,” “our,” “us,” or the “Company”), a Delaware corporation, to be held on December 15, 2023 at 9:30 a.m. Pacific Time, in a virtual meeting format. You will be able to attend the meeting and vote online during the Special Meeting by accessing www.virtualshareholdermeeting.com/MULN2023SM2 and follow the instructions provided to you with these proxy materials.
The Special Meeting of stockholders is being held for the following purposes:
(1)
Proposal 1 — To approve the amendment of the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-2 to 1-for-100, as determined by the Company’s Board of Directors (the “Reverse Stock Split”); we expect that the primary focus of the Board in determining whether or not to effectuate the Reverse Stock Split will be the ability to obtain and maintain a continued price of at least $1.00 per share of our Common Stock on The Nasdaq Capital Market without effecting the Reverse Stock Split (such proposal, the “Reverse Stock Split Proposal”); and

(2)
Proposal 2 — To approve the adjournment of the Special Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing proposal, in the event the Company does not receive the requisite stockholder vote to approve such proposal or establish a quorum.

The Board of Directors has fixed the close of business on October 30, 2023 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to vote and participate at the Special Meeting and any postponements, adjournments or continuations thereof. A list of stockholders will be available at our offices at 1405 Pioneer Street, Brea, CA 92821 for a period of at least 10 days prior to the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Stockholder Meeting to Be Held on December 15, 2023: The Special Meeting Proxy Statement is available at www.proxyvote.com

You are cordially invited to attend the Special Meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please promptly date and sign your proxy card and return it in the enclosed postage paid envelope or you may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote in person in the event you find it convenient to attend.
If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Toll-Free Phone Number: (855) 305-0855
Email: info@okapipartners.com
By order of the Board of Directors

David Michery
Chief Executive Officer
Date:            , 2023

MULLEN AUTOMOTIVE INC.
1405 PIONEER STREET
BREA, CALIFORNIA 92821
PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
DECEMBER 15, 2023 AT 9:30 A.M. (PACIFIC TIME)
Date, Time and Place of the Special Meeting
This proxy statement is being furnished by Mullen Automotive Inc., a Delaware corporation (the “Company,” “Mullen” or “We”), in connection with the special meeting (the “Special Meeting”) of stockholders to be held on December 15, 2023, at 9:30 a.m. (Pacific Time) in a virtual meeting format at www.virtualshareholdermeeting.com/MULN2023SM2.
We anticipate that this proxy statement and a full set of proxy materials relating to our Special Meeting be mailed to our stockholders commencing on or about November 6, 2023.
Purpose of the Special Meeting
The purpose of the Special Meeting is to seek stockholder approval of the following proposals:
(1)
Proposal 1 — To approve the amendment of the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-2 to 1-for-100, as determined by the Company’s Board of Directors (the “Reverse Stock Split”); we expect that the primary focus of the Board in determining whether or not to effectuate the Reverse Stock Split will be the ability to obtain and maintain a continued price of at least $1.00 per share of our Common Stock on The Nasdaq Capital Market without effecting the Reverse Stock Split (such proposal, the “Reverse Stock Split Proposal”); and

(2)
Proposal 2 — To approve the adjournment of the Special Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing proposal, in the event the Company does not receive the requisite stockholder vote to approve such proposal or establish a quorum.

Internet Availability of Proxy Materials
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. The proxy statement is also available at www.proxyvote.com.
Solicitation of Proxies
Our board of directors (“Board”) is soliciting the enclosed proxy. We will bear the cost of this solicitation of proxies. Solicitations will be made by mail. We have retained Okapi Partners LLC to assist in the solicitation of proxies for a fee of approximately $15,000, plus reimbursement of related expenses. In addition to solicitation by mail and by Okapi Partners LLC, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person. We may reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our stock.
Voting Requirements & Procedures
Your vote is important. If you hold your shares as a record holder, your shares can be voted at the Special Meeting only if you are present in person at the Special Meeting or your shares are represented by proxy. Even if you plan to attend the Special Meeting, we urge you to vote by proxy in advance. You may vote your shares by using one of the following methods:

(1)
you may vote by mail by marking your proxy card, and then date, sign and return it in the postage-paid envelope provided; or

(2)
you may vote electronically by accessing the website located at www.proxyvote.com and following the on-screen instructions; or

(3)
you may vote by using a telephone at 1 (800) 690-6903 and following the voting instructions.

Please have your proxy card in hand when going online. If you instruct the voting of your shares electronically or by telephone, you do not need to return your proxy card.
If you hold your shares beneficially in “street name” through a nominee (such as a bank or stock broker), then the proxy materials are being forwarded to you by the nominee and you may be able to vote by the Internet as well as by mail based on the instructions you receive from your nominee. You should follow the instructions you receive from your nominee to vote these shares in accordance with the voting instructions you receive from your nominee. If you are a stockholder who owns shares through a broker and you intend to vote at the Special Meeting, you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares in person at the Special Meeting.
Record Date; Voting
Only holders of record of our common stock, par value $0.001 per share (“Common Stock”), our Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), Series B Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), and Series C Preferred Stock, par value $0.001 per share (“Series C Preferred Stock” and collectively, the “Preferred Stock”), at the close of business on October 30, 2023 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Stockholders may not cumulate their votes.
As of the Record Date, the following shares were issued and outstanding with the number of votes indicated:
Class	Number of Shares	Votes/Share	Number of Votes
Common Stock	[287,170,691]	One/share	[287,170,691]
Series A Preferred Stock	[648]	1,000/share	[648,000]
Series B Preferred Stock	0	One/share voting on an as-converted basis	0
Series C Preferred Stock	[1,210,056]	One/share voting on an as-converted basis	[5,379]
Common Stock.   Holders of our Common Stock are entitled to one vote for each share of Common Stock held of record at the close of business on the Record Date.
Series A Preferred Stock.   Holders of our Series A Preferred Stock are entitled to one thousand (1,000) votes for each share of Series A Preferred held of record on the Record Date.
Series B Preferred Stock and C Preferred Stock.   Holders of our Series B Preferred Stock and our Series C Preferred Stock are entitled to one vote for each share of Common Stock into which such Series B Preferred Stock and/or Series C Preferred Stock, as applicable, may be converted on the Record Date, and each holder thereof is entitled to vote with the Common Stock on such as-converted-to-common-stock basis. There are no shares of Series B Preferred outstanding as of the Record Date.
Series D Preferred Stock.   Holders of our Series D Preferred Stock par value $0.001 per share have no voting rights except in a liquidation event, issuance of equity security having a preference over the Series D Preferred Stock, amendment of the Company’s Certificate of Incorporation or bylaws that adversely affect the rights of the Series D Preferred Stock, corporate dissolution or bankruptcy, as set forth in Section 8 of the Certificate of Designation for Series D Preferred Stock. To the extent the holder of a share of Series D Preferred Stock is entitled to vote on a matter pursuant to Section 8, then the holder of each share of Series D Preferred Stock has the right to one vote for each share.

Voting Power of Chief Executive Officer.   As of the Record Date, David Michery, our Chief Executive Officer, directly owned [1,322,083] shares of the Company’s Common Stock and had no economic interest in unvested restricted stock unit awards or other convertible securities. Based on [287,170,691] shares of the Company’s Common Stock outstanding on October 30, 2023, Mr. Michery has an economic interest in approximately [0.46]% of the outstanding shares of the Company’s Common Stock.
In addition, in connection with the business combination with Net Element, Inc., Mr. Michery entered into voting agreements with certain holders of the Company’s securities (the “Voting Agreements”) pursuant to which such holders agreed to vote as directed by Mr. Michery, and also granted Mr. Michery an irrevocable proxy, at any annual or special meeting of stockholders or through the solicitation of a written consent of stockholders (but in some cases, at meetings at which an election of directors of the Company or any proposal to approve a change of control of the Company, which includes a merger, sale or other disposition of the securities of the Company or all or substantially all of its assets, is presented). The Voting Agreements have been terminated and Mr. Michery no longer holds the proxies under such Voting Agreements.
Quorum
Pursuant to our bylaws, the presence, in person or by proxy, of holders of at least 33 1∕3% of our outstanding capital stock entitled to vote at the Special Meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. If a quorum is not present at the Special Meeting, we expect that the meeting will be adjourned to solicit additional proxies. If you are a stockholder of record, your shares will be counted towards the quorum only if you submit a valid proxy or vote in person at the Special Meeting.
Counting of Votes
If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation, and not revoked, will be voted at the Special Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as follows:
(1)
FOR approval of amendment of the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-2 to 1-for-100, as determined by the Company’s Board of Directors; and

(2)
FOR approval of the adjournment of the Special Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing proposal, in the event the Company does not receive the requisite stockholder vote to approve such proposal or establish a quorum.

Representatives of Broadridge Financial Solutions will assist us in the tabulation of the votes.
Abstentions and Broker Non-Votes
An abstention is (i) the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote, or (ii) selecting, or authoring a proxy holder to select, “abstain” with respect to a proposal on a ballot submitted at the Special Meeting. A broker “non-vote” occurs when a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in “street name” for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.

Refer to each proposal for a discussion of the effect of abstentions and broker non-votes.
Revocability of Proxy
Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of Mullen Automotive Inc. in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending the Special Meeting and voting in person.
Interest of Executive Officers and Directors
None of the Company’s executive officers or directors has any interest, except to the extent of their ownership of shares of our Common Stock or securities exercisable or convertible into share of Common Stock, in any of the matters to be acted upon at the Special Meeting.
Householding
“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.
Adjournment of Special Meeting
If a quorum is not present or represented, our bylaws permit the stockholders present in person or represented by proxy to adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. We may also adjourn to another time or place (whether or not a quorum is present). Notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the Special Meeting at which the adjournment is taken or are displayed, during the time scheduled for the Special Meeting, on the Special Meeting website (that is, the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication). At the adjourned meeting, the Company may transact any business which might have been transacted at the Special Meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

PROPOSAL 1
APPROVAL OF AN AMENDMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN 1 FOR 2 TO 1 FOR 100, AS DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS
General
Our Board has adopted, approved and declared advisable, an amendment to our certificate of incorporation, which would effect a reverse stock split, of all issued and outstanding shares of our Common Stock, at a ratio ranging from 1-for-2 to 1-for-100, at any time prior to December 15, 2024, with the exact ratio to be determined by our Board of Directors at its discretion without further approval or authorization of our stockholders (the “Reverse Stock Split”). The primary purpose for the proposed Reverse Stock Split is to increase the per share market price of our Common Stock to meet the Nasdaq Bid Price Rule (as defined below) for continued listing on The Nasdaq Capital Market. The Reverse Stock Split will only be implemented if necessary to regain and maintain compliance with the Nasdaq Bid Price Rule. Our Board has recommended that this proposed amendment be presented to our stockholders for approval. Our stockholders are being asked to approve the proposed amendment pursuant to Proposal 1 to effect a Reverse Stock Split of the issued and outstanding shares of Common Stock. Accordingly, effecting a Reverse Stock Split would reduce the number of outstanding shares of Common Stock.
The text of the proposed form of Certificate of Amendment to our Second Amended and Restated Certificate of Incorporation, which we refer to as the “Certificate of Amendment”, is attached hereto as Appendix A.
We are proposing that our Board have the discretion to select the Reverse Stock Split ratio from within a range between and including 1-for-2 to 1-for-100, rather than proposing that stockholders approve a specific ratio at this time, in order to give our Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement.” We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.
The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but must be implemented before December 15, 2024.
If Proposal 1 is approved, the Company, at its discretion, will file the Certificate of Amendment, setting forth the Reverse Stock Split ratio determined by the Board, with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective 4:30 p.m., Eastern Time, on the date of filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later time and/or date as is set forth in the Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.
Board Discretion to Effect the Reverse Stock Split
If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split will only be effected upon a determination by the Board, in its sole discretion, that filing the Certificate of Amendment to effect the Reverse Stock Split is in the best interests of our Company and stockholders. This determination by the Board will be based upon a variety of factors, including those discussed under “—  Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement” below. We expect that the primary focus of the Board in determining whether or not to file the Certificate of Amendment will be whether we will be able to obtain and maintain a continued price of at least $1.00 per share of our Common Stock on The Nasdaq Capital Market without effecting the Reverse Stock Split.
Reasons for Effecting the Reverse Stock Split
To maintain our listing on The Nasdaq Capital Market.   On September 7, 2022, the Company received a letter (the “Deficiency Notice”) from the Nasdaq Listing Qualifications staff (“Staff”) notifying the Company that the bid price of the Company’s Common Stock had closed below $1.00 per share for 30 consecutive business days and, as a result, the Company is not in compliance with Nasdaq Listing Rule 5550(a)(2), which sets forth the minimum bid price requirement for continued listing on the Nasdaq Capital Market (the “Bid Price Rule”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company had 180 calendar days to regain compliance with the Bid Price Rule (the “Minimum Bid Price Rule Compliance Period”) and, on March 7, 2023, the Staff provided an extension of 180 days, or until September 5, 2023. On September 6, 2023, the Company received another letter from the Staff indicating that the Company did not meet the Staff’s September 5, 2023 deadline to regain compliance with the Bid Price Rule due to the Company’s failure to maintain a minimum bid price of $1.00. On September 6, 2023, the Company requested a hearing (the “Hearing”) before the Nasdaq Listing Qualifications Panel (“Panel”) to request a further extension of time and present its plan to regain compliance with the Bid Price Rule. The requested Hearing stays any delisting or suspension action pending the issuance of the Panel decision and the expiration of any additional extension period granted by the Panel following the Hearing.
The Company’s Common Stock had closed below $1.00 per share since August 16, 2023. In the event the Company continues to fail to meet the $1.00 minimum bid price threshold, it stands the risk of being delisted by Nasdaq. As such, the Board believes that it is prudent to seek stockholder approval for the Reverse Stock Split for the purpose of regaining compliance to the Bid Price Rule, which the Company may or may not implement depending on the closing bid price for its Common Stock.
The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock from Nasdaq. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.
To potentially improve the marketability and liquidity of our Common Stock.   Our Board of Directors believes that the increased market price of our Common Stock expected as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.
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Stock Price Requirements:   We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

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Stock Price Volatility:   Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

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Transaction Costs:   Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Improve the Perception of Our Common Stock as an Investment Security.   The Board believes that effecting the Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our common stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.
Certain Risks Associated with the Reverse Stock Split
Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. The Reverse Stock Split will reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance. The issuance of additional shares of our Common Stock may have a dilutive effect on the ownership of existing stockholders. The current economic environment in which we operate, the debt we carry, along with otherwise volatile equity market conditions, could limit our ability to raise new equity capital in the future.
The Reverse Stock Split may decrease the liquidity of our Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.
While Nasdaq rules do not impose a specific limit on the number of times a listed company may effect a reverse stock split to maintain or regain compliance with the Bid Price Rule, Nasdaq has stated that a series of reverse stock splits may undermine investor confidence in securities listed on Nasdaq. Accordingly, Nasdaq may determine that it is not in the public interest to maintain our listing, even if we regain compliance with the Bid Price Rule as a result of the Reverse Stock Split. In addition, Nasdaq Listing Rule 5810(c)(3)(A)(iv) states that any listed company that fails to meet the Bid Price Rule after effecting one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the company is not eligible for a Minimum Bid Price Rule Compliance Period. As a result, since the Company had effected an one-for-twenty-five (1-for-25) reverse stock split of its Common Stock on May 4, 2023 and another one-for-nine (1-for-9) reverse stock split of its Common Stock on August 11, 2023, if we effect another reverse stock split and subsequently fail to satisfy the Bid Price Rule, Nasdaq will begin the process of delisting our Common Stock without providing a Minimum Bid Price Rule Compliance Period. However, the Company is still eligible to request a hearing before the Nasdaq Panel to present its plan for regaining and sustaining compliance with the Bid Price Rule.
The Reverse Stock Split may result in some stockholders owning “Odd Lots” that may be more difficult to sell or require greater transaction costs per share to sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split may lead to a decrease in our overall market capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.
Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement
In determining which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of Proposal 1, our Board may consider, among other things, various factors, such as:
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The historical trading price and trading volume of our Common Stock;

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The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;

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Our ability to maintain our listing on The Nasdaq Capital Market;

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Which Reverse Stock Split ratio would result in the least administrative cost to us;

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Prevailing general market and economic conditions; and

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Whether and when our Board of Directors desires to have the additional authorized but unissued shares of Common Stock that will result from the implementation of a Reverse Stock Split available to provide the flexibility to use our Common Stock for business and/or financial purposes, as well as to accommodate the shares of our Common Stock to be authorized and reserved for future equity awards.

Effects of Reverse Stock Split
After the effective date of the Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split (other than as a result of the rounding up in lieu of issuing fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% (assuming there is no impact as a result of the rounding up in lieu of issuing fractional shares) of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.
The principal effects of a Reverse Stock Split will be that:
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Depending on the Reverse Stock Split ratio selected by the Board, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

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By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. The Board may utilize the Reverse Stock Split as part of its plan to maintain the required minimum per share price of the Common Stock under the Nasdaq listing standards;

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By reducing the number of shares outstanding without reducing the number of shares of Common Stock authorized for issuance, the Reverse Stock Split will increase the number of shares of Common Stock available for issuance. The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions;

•
No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split; instead, stockholders who would be entitled to receive fractional shares of common stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of common stock to round up to the next whole post-Reverse Stock Split share of common stock;

•
The total number of authorized shares of our Common Stock will remain at 5,000,000,000;

•
The total number of authorized shares of our preferred stock will remain at 500,000,000;

•
Based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants, which will result in a proportional decrease in the number of shares of Common Stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants;

•
Based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share conversion price of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock and the number of shares of Common Stock issuable upon the conversion of then outstanding shares of the Preferred Stock, which will result in a proportional decrease in the number of shares of Common Stock reserved for issuance upon exercise of such Preferred Stock and a proportional increase in the conversion price of all such Preferred Stock; and

•
The number of shares then reserved for issuance under our equity compensation plans will be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board.

After the effective date of the Reverse Stock Split, our Common Stock would have a new committee on uniform securities identification procedures number, or CUSIP number, a number used to identify our Common Stock.
Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on The Nasdaq Capital Market under the symbol “MULN” immediately following the Reverse Stock Split, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of 20 trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.
Effective Date
The proposed Reverse Stock Split would become effective at 4:30 p.m., Eastern Time, on the date of filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date and time as is set forth in the Certificate of Amendment, which date we refer to in this Proposal 1 as the “Reverse Split Effective Date.” A the effective time on the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board within the limits set forth in this Proposal 1 and stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of common stock to round up to the next whole share.
Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)
If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)
Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Continental Stock Transfer. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.
STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
The par value of our Common Stock would remain unchanged at $0.001 per share, if the Reverse Stock Split is effected.
The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of common stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.
Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of the Reverse Stock Split.
Potential Anti-Takeover Effect
Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to the Board and our stockholders.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to the proposed amendment to our Second Amended and Restated Certificate of Incorporation to effect a Reverse Stock Split.
Material U.S. Federal Income Tax Considerations of the Reverse Stock Split
The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.
No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.
In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.
Tax Consequences of the Reverse Stock Split
•
The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•
No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•
A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•
A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•
The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

•
For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•
Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•
Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•
Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split
The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Delaware of the Certificate of Amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Special Meeting.
Vote Required; Board of Directors Recommendation
You may vote in favor of or against this proposal or you may abstain from voting.
Approval of Proposal 1 will require votes cast for the Reverse Stock Split Proposal exceed the votes cast against such proposal, assuming the presence of a quorum and if the shares of Common Stock meet the listing requirement of the national securities exchange on which they are listed relating to the minimum number of holders immediately after the reverse stock split amendment becomes effective. Holders of shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis) are entitled to cast votes on this Reverse Stock Split Proposal.
Proposal 1 is a routine matter. If you own shares through a bank, broker or other holder of record, those shares may be voted on Proposal 1 by such bank, broker or other holder of record. Abstentions and broker non-votes (if any) will have no effect on the approval of this Proposal 1. Abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN 1-FOR-2 TO 1-FOR-100, AS DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS

PROPOSAL 2
ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will allow us to adjourn the Special Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal.
In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the Special Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1, including the solicitation of proxies from stockholders that have previously voted against such proposal. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Special Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.
Vote Required
The affirmative vote of the majority of the voting power of the outstanding shares of the Company’s Common Stock, the Company’s Series A Preferred Stock and the Company’s Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy at the Special Meeting and entitled to vote thereon, all voting together as a single class, is required to approve the adjournment of the Special Meeting as described in this proposal. Abstentions will have the same effect as votes “against” this proposal and broker non-votes will not have an effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below contains information regarding the beneficial ownership of our Common Stock by (i) each person who is known to us to beneficially own more than 5% of our Common Stock, (ii) each of our directors and director-nominees, (iii) each of our named executive officers and (iv) all of our directors and executive officers as a group. The table below reflects the 1:25 reverse stock split that was effected on May 4, 2023 and the 1:9 reverse stock split that was effected on August 11, 2023, where each fractional share resulting from such reverse stock splits held by a stockholder was rounded up to the next whole share.
Each stockholder’s percentage of ownership in the following table is based upon, as applicable, the following shares outstanding as of the Record Date:
Class	Number of Shares	Votes/Share	Number of Votes
Common Stock	[287,170,691]	One/share	[287,170,691]
Series A Preferred Stock	[648]	1,000/share	[648,000]
Series B Preferred Stock	0	One/share voting on an as-converted basis	0
Series C Preferred Stock	[1,210,056]	One/share voting on an as-converted basis	[5,379]
Following the 1:25 reverse stock split that was effected on May 4, 2023 and the 1:9 reverse stock split that was effected on August 11, 2023 where each fractional share resulting from such reverse stock splits held by a stockholder was rounded up to the next whole share, each share of Series A Preferred Stock converts into 0.44 shares of Common Stock; the Series C Preferred are convertible at any time by the holder into shares of Common Stock on a share-for-0.004 share basis; the Series D Preferred Stock converts into the number of shares of Common Stock determined by dividing the Series D Original Issue Price (plus all unpaid accrued and accumulated dividends thereon, as applicable, whether or not declared), by the conversion price, in effect on the date the certificate is surrendered for conversion.
Under the terms of the Preferred Stock and warrants, a holder may not convert or exercise, as applicable, the Preferred Stock or Warrants into Common Stock to the extent such exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 9.99%, as applicable, of our then outstanding Common Stock following such conversion or exercise, excluding for purposes of such determination Common Stock issuable upon conversion of other convertible securities which have not been converted or exercised (the “Ownership Limitation”). The number of shares in the table does not reflect the Ownership Limitation.
To our knowledge, except as otherwise noted below and subject to applicable community property laws, each person or entity named in the following table has the sole voting and investment power with respect to all shares that he, she or it beneficially owns. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Mullen Automotive Inc. 1405 Pioneer Street, Brea, CA 92821.
Name of Beneficial Owners	Common Stock(1)		Total Voting Power(2)
	Shares	%	%
Named Executive Officers and Directors
David Michery	1,322,083	*	*
Jonathan New	39	*	*
Calin Popa	1,377	*	*
Mary Winter	389	*	*
Jonathan K. Andersen	2,223	*	*
Mark Betor	711	*	*
William Miltner	83	*	*
Ignacio Novoa	1,814	*	*

Name of Beneficial Owners	Common Stock(1)		Total Voting Power(2)
	Shares	%	%
Kent Puckett	0	*	*
Directors and Executive Officers as a Group (9 Persons)	1,328,719	*	*
5% Beneficial Owners:
Acuitas Capital LLC(3)	85,769,421	9.9%	*
Esousa Holdings LLC(4)	66,722,774	9.9%	3.4%

*
Less than 1%.

(1)
In computing the number of shares of Common Stock beneficially owned by a person and the percentage of beneficial ownership of that person, shares of Common Stock underlying notes, options, warrants or shares of Preferred Stock held by that person that are convertible or exercisable, as the case may be, within 60 days of the Record Date are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Percentage total voting power represents voting power with respect to all outstanding shares of Common Stock, Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred. See “Record Date; Voting” for a summary of voting rights for each series of preferred stock. Percentage total voting power excludes shares of Common Stock issuable upon exercise of warrants.

(3)
The amount beneficially owned consists of shares of Common Stock issuable upon exercise of warrants as of October 17, 2023 pursuant to the terms thereof. All shares may be deemed to be beneficially owned by Terren Peizer, who serves as the Chief Executive Officer of Acuitas Capital LLC. The address for Acuitas Capital, LLC is 200 Dorado Beach Drive #3831, Dorado, Puerto Rico 00646.

(4)
The amount beneficially owned consists of (a) (i) 11,239,219 shares of Common Stock, (ii) 34,109,928 shares of Common Stock issuable upon exercise of warrants as of October 17, 2023 pursuant to the terms thereof, and (iii) 3 shares of Common Stock issuable upon conversion of 458 shares of Series C Preferred Stock held by Esousa Holdings, LLC, and (b) 21,373,628 shares of Common Stock issuable upon exercise of warrants held by Michael Wachs 2022 Dynasty Trust as of October 17, 2023 pursuant to the terms thereof. All shares may be deemed to be beneficially owned by Michael Wachs, who serves as the sole Managing Member of Esousa Holdings, LLC and the manager of Michael Wachs 2022 Dynasty Trust. The address for Michael Wachs 2022 Dynasty Trust, Esousa Holdings, LLC and Michael Wachs is 211 E 43rd St, 4th Fl, New York, NY 10017.

STOCKHOLDER PROPOSALS
Proposals to Be Included in Proxy Statement
If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2024 annual meeting of stockholders pursuant Rule 14a-8 under the Exchange Act, a written copy of the proposal must be delivered no later than March 12, 2024 (the date that is 120 calendar days before the one year anniversary of the date of the proxy statement released to stockholders for the 2023 annual meeting of stockholders). If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.
Proposals to Be Submitted for Annual Meeting
Stockholders who wish to submit a proposal for consideration at our 2024 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, must have given timely notice thereof in writing to the secretary of the Company. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days (June 4, 2024) nor more than 90 days (May 5, 2024) prior to the first anniversary of the preceding year’s annual meeting of stockholders. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered no later than 70 days prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.
The proposal must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder making the proposal must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. Any stockholder proposal that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.
Mailing Instructions
In each case, proposals should be delivered to 1405 Pioneer Street, Brea, California 92821, Attention: Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.
This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about any proposal by contacting us at the following address or telephone number:
Mullen Automotive Inc.
Attn: Stockholder Relations
1405 Pioneer Street,
Brea, California 92821
Tel: (714) 613-1900
You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Toll-Free Phone Number: (855) 305-0855
Email: info@okapipartners.com
In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than December [8], 2023.
STOCKHOLDER COMMUNICATION WITH OUR BOARD OF DIRECTORS
Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to them c/o Stockholder Relations, Mullen Automotive Inc., 1405 Pioneer Street, Brea, California 92821, or by telephone at (714) 613-1900 specifying whether the communication is directed to the entire Board or to a particular director. Your letter should indicate that you are a Mullen Automotive Inc. stockholder. Letters from stockholders are screened, which includes filtering out improper or irrelevant topics, and depending on subject matter, will be forwarded to (i) the director(s) to whom addressed or appropriate management personnel, or (ii) not forwarded.

OTHER BUSINESS
As of the date of this proxy statement, the Board does not intend to present at the Special Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties.
By order of the Board of Directors

David Michery
Chief Executive Officer
Dated:                  , 2023
Brea, California

Appendix A
[PROPOSED]
CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MULLEN AUTOMOTIVE INC.
(a Delaware corporation)
MULLEN AUTOMOTIVE INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST:   The name of the Corporation is Mullen Automotive Inc. The original Certificate of Incorporation of the Corporation was filed on October 2, 2012. The Second Amended and Restated Certificate of Incorporation of the Corporation was filed on November 5, 2021 and amended on March 8, 2022, July 26, 2022, September 19, 2022, October 17, 2022, November 14, 2022, January 30, 2023, May 3, 2023, and August 11, 2023 (collectively, the “Current Certificate”).
SECOND:   Pursuant to Section 242(b) of the Delaware General Corporation Law (the “DGCL”) the Board of Directors of the Corporation has duly adopted, and the outstanding stock entitled to vote thereon, have approved the amendments to the Current Certificate set forth in this Certificate of Amendment.
THIRD:   Pursuant to Section 242 of the DGCL, Section A of Article III of the Current Certificate is hereby amended and restated as follows:
A. (I) Classes of Stock.   This corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that this corporation is authorized to issue is Five Billion Five Hundred Million (5,500,000,000). The total number of shares of common stock authorized to be issued is Five Billion (5,000,000,000), par value $0.001 per share (the “Common Stock”). The total number of shares of preferred stock authorized to be issued is Five Hundred Million (500,000,000), par value $0.001 per share (the “Preferred Stock”), of which Two Hundred Thousand (200,000) shares are designated as “Series A Preferred Stock”, Twelve Million (12,000,000) shares are designated as “Series B Preferred Stock”, Forty Million (40,000,000) shares are designated as “Series C Preferred Stock”, and Four Hundred Thirty-Seven Million Five Hundred Thousand One (437,500,001) shares are designated as “Series D Preferred Stock.”
(II) Reverse Stock Split. Upon the effectiveness of the certificate of amendment first inserting this paragraph (II) (the “Effective Time”), each [two (2)] to [one hundred (100)] shares of Common Stock outstanding immediately prior to the Effective Time shall be automatically combined into (1) outstanding share of Common Stock of the corporation, without any further action by the corporation or the holder thereof, the exact ratio within the [2] to [100] range to be determined by the Board of Directors of the corporation prior to the Effective Time and publicly announced by the corporation. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to any elimination of fractional share interests.
FOURTH:   On [•], 202[•], the Board of Directors of the Corporation determined that each [•] shares of the Corporation’s Common Stock, par value $0.001 per share, outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.001 per share. The Corporation publicly announced this ratio on [•], 202[•].
FIFTH:   This certificate of amendment shall become effective at 4:30 p.m. (local time in Wilmington, Delaware) on [•], 202[•].
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this             day of            , 202[•], and the foregoing facts stated herein are true and correct.
By:

Name:
David Michery

Title:
Chief Executive Officer, President
Chairman of the Board

Preliminary Proxy Card

MULLEN AUTOMOTIVE INC.
1405 PIONEER ST.
BREA, CA 92821

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Preliminary Proxy Card SCAN TOw MULLEN AUTOMOTIVE INC. 1405 PIONEER ST.BREA, CA 92821 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/MULN2023SM2You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 14, 2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V25169-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.V25170-TBDMULLEN AUTOMOTIVE INC.Special Meeting of Stockholders December 15, 2023 at 9:30 a.m. Pacific TimeThis proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) hereby appoint(s) David Michery and Jonathan New, and either of them, as proxies, each with full power of substitution and revocation, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse hereof, all of the shares of capital stock of MULLEN AUTOMOTIVE INC. that the undersigned is/are entitled to vote at the Special Meeting of Stockholders to be held on December 15, 2023 at 9:30 a.m. Pacific Time, in a virtual meeting format at www.virtualshareholdermeeting.com/MULN2023SM2, and any adjournment or postponement thereof.The undersigned also hereby authorize(s) the above named proxies (or their substitutes) to vote in his/her/their discretion on such other business (including the election of substitute nominees if one or more of the nominees listed in this proxy becomes unable to serve) as may properly come before this Special Meeting, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side